Significant changes in the current reporting period	3 Months Ended
Sep. 30, 2019
Disclosure Of Significant Changes In Current Reporting Period [Abstract]
Significant changes in the current reporting period

2. Significant changes in the current reporting period

(i) Significant events

The financial position and performance of the Group was affected by the following events during the three months ended September 30, 2019:

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On September 10, 2019, the Group announced that it had entered into a strategic partnership with Grünenthal, to develop and commercialize MPC-06-ID, a Phase 3 allogeneic product candidate for the treatment of chronic low back pain due to degenerative disc disease. Under the partnership, Grünenthal will have exclusive commercialization rights to MPC-06-ID for Europe and Latin America. The Group has recognized revenue and a trade receivable of $15.0 million in the current reporting period.